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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20 2005
                                                           ------------

                       JUNIPER PARTNERS ACQUISITION CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    000-51240                    20-2278320
----------------------------     -----------------           -------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

56 West 45th Street, Suite 805, New York, New York                  10036
--------------------------------------------------           ------------------
     (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 398-3112
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On July 20, 2005, Juniper Partners Acquisition Corp. (the "Company")
consummated its initial public offering ("IPO") of 250,000 Series A Units
("Series A Units") and 1,250,000 Series B Units ("Series B Units"). On July 29,
2005, the Company consummated the closing of an additional 16,000 Series A Units and 187,500 Series B Units which were subject to the over-allotment option. On
August 26, 2005, the Company consummated the further closing of an additional
8,000 Series A Units which were subject to the over-allotment option. Each
Series A Unit consists of two shares of Common Stock, $.0001 par value per share
("Common Stock"), five Class W Warrants ("Class W Warrants"), each to purchase one share of Common Stock, and five Class Z Warrants ("Class Z Warrants"), each to purchase one share of Common Stock. Each Series B Unit consists of two shares of Class B Common Stock, $.0001 par value per share ("Class B Stock"), one Class
W Warrant and one Class Z Warrant. The Series A Units were sold at an offering price of $10.50 per Series A Unit and the Series B Units were sold at an offering price of $10.10 per Series B Unit, generating total gross proceeds of
$17,395,750 (including a total of $2,145,750 of additional gross proceeds from the exercises of the over-allotment option). Of this amount, $14,518,750 was placed in trust.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2005                      JUNIPER PARTNERS ACQUISITION CORP.

                                      By:   /s/ Stuart B. Rekant
                                            --------------------
                                            Stuart B. Rekant
                                            Chairman and Chief Executive Officer